SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2005

PSB Holdings, Inc.

(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other	(Commission File Number)	(I.R.S. Employer Identification No.)
jurisdiction of incorporation)

40 Main Street, Putnam, Connecticut

06260

(Address of principal executive offices)		(Zip Code)

(860) 928-6501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On October 18, 2005, PSB Holdings, Inc. (the “Company”) issued a press release regarding its results of operations and financial condition at and for the three months ended September 30, 2005. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended September 30, 2005, as part of its Form 10-QSB covering that period.

Item 9.01.                                          Financial Statements and Exhibits

(a)          Not applicable.

(b)         Not applicable.

(c)          Exhibits: The following exhibit is being furnished herewith:

Exhibit No.

Exhibit Description

99.1	Press release text and financial supplement of PSB Holdings, Inc. dated October 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: October 19, 2005	By:	/s/ Robert J. Halloran, Jr.
Robert J. Halloran, Jr.
Chief Financial Officer